Exhibit 99.1

INVESTVIEW, INC. ANNOUNCES LAUNCH OF STOCK REPURCHASE PROGRAM

HAVERFORD, PA, Mar. 6, 2025 — Investview, Inc. (OTCQB: INVU), operates a diversified financial technology services company offering multiple business units across key sectors. These include a financial education division offering tools, content, and research through a global network of independent distributors; a manufacturing division focused on proprietary aesthetics, health, nutrition, & cognitive wellness products for wholesale and retail markets, with strategic plans for global expansion; an early-stage online trading platform that intends to offer self-directed retail brokerage services; and a business unit that owns and operates a sustainable blockchain business focused on bitcoin mining and transaction validation, announced today that its board of directors has authorized the repurchase of up to One ($1,000,000) million dollars’ in aggregate value of shares of the Company’s common stock through March 6, 2026. As of December 31, 2024, the Company had 1,859,231,786 common shares issued and outstanding.

Share repurchases will occur from time-to-time through public open market purchases at prevailing market prices or through privately negotiated transactions as permitted by securities laws and other legal requirements. The Company expects to fund all purchases from its existing cash on hand. Market conditions, price, corporate and regulatory requirements, alternative investment opportunities, and other economic conditions will influence the timing of the purchases, and the number of shares repurchased. The program does not obligate the Company to repurchase any specific number of shares and, subject to compliance with applicable securities laws and other legal requirements, may be suspended or terminated at any time without prior notice.

Victor Oviedo, CEO, said, “Particularly, in light of our recent settlement with the SEC, we believe the current share price does not adequately reflect Investview’s current intrinsic value or its long-term growth prospects, and therefore, the repurchase of our shares could represent an excellent investment opportunity for both the Company and our shareholders.”

About Investview, Inc.

Investview, Inc., a Nevada corporation, operates a diversified financial technology services company, offering multiple business units across key sectors. These include a financial education division offering tools, content, and research through a global network of independent distributors; a manufacturing division focused on proprietary aesthetics, health, nutrition, & cognitive wellness products for wholesale and retail markets, with strategic plans for global expansion; an early-stage online trading platform business that intends to offer self-directed retail brokerage services; and a business unit that owns and operates a sustainable and cost-effective blockchain business focused on bitcoin mining and transaction validation. For more information on Investview, please visit: www.investview.com. This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations.

Forward-Looking Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, including without limitation statements in this press release regarding the Company’s intention to repurchase shares of its common stock under the share repurchase program, and the anticipated source of funding for those repurchases. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the market price of the Company’s stock, the nature of other investment opportunities presented to the Company, cash flows, and market trading volumes, which, in turn, impact the number of shares that may be repurchased, and other factors identified in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

# # #

Investor Relations Contact: Ralph R. Valvano Phone Number: 732.889.4300 Email: pr@investview.com